                                 EXHIBIT 10.28

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.



                       WARRANT TO PURCHASE COMMON STOCK
                                      of
                               BriteSmile, Inc.

Warrant No._____________                              Number of Shares:_________
Date of Issuance: June 29, 2000                               Void June 29, 2005

THIS CERTIFIES THAT, for value received, __________________________ (the "Holder") is entitled, subject to the terms set forth below, to purchase from BriteSmile, Inc., a Utah corporation (the "Company"), ______________ shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"). The warrant exercise price (the "Exercise Price") per share of Common Stock shall be 140% of the Market Price (as defined below) of the Common Stock as of June 28, 2000 (the "Pricing Date"). The number of Shares and the Exercise Price are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. "Market Price" shall mean, with respect to any security, that price which shall be computed as the arithmetic average of the Closing Bid Prices for such security during the ten (10) consecutive trading days immediately preceding such date of determination as quoted on the Principal Market or any other exchange or quotation service on which the security is then listed or traded. This Warrant is issued in connection with that certain Securities

Purchase Agreement dated as of June 27, 2000 (the "Securities Purchase Agreement"). Capitalized terms used but not specifically defined in this Warrant shall have the meanings set forth in the Securities Purchase Agreement. The terms "Closing Bid Price" and "Principal Market" shall have the meanings set forth in the 5% Convertible Subordinated Notes due 2005 (the "Notes") issued pursuant to the Securities Purchase Agreement.

     1.   Term of Warrant.
          ---------------

          a. Except as otherwise provided herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof (the "Issuance Date") and ending at 5:00 p.m., Pacific Time, on June 29, 2005, and shall be void thereafter.

     2.   Exercise Of Warrants.
          --------------------

          a.   Cash Exercise; Exercise Procedures. The purchase rights set forth
               ----------------------------------
in this Warrant are exercisable by the Holder, in whole or in part, at any time, or from time to time commencing on the Issuance Date, prior to the expiration of the term set forth in Section 1 above, by the tender to the Company at its principal office of a notice of exercise in the form attached hereto as Exhibit
                                                                        -------
A (the "Notice of Exercise"), duly completed and executed on behalf of the
-
Holder and the payment to the Company by certified, cashier's or other check acceptable to the Company or by wire transfer of immediately available funds to such account as may be designated by the Company, of the aggregate Exercise Price of the Shares being purchased (the "Aggregate Exercise Price") or by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined below in Section 2(c)). In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), the Company shall on the second (2nd) Business Day (the "Share Delivery Date") following the date of its receipt of the Notice of Exercise and the Aggregate Exercise Price (or notice of Cashless Exercise) (the "Exercise Delivery Documents"), (A) provided the Company's transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the holder is eligible to receive shares through DTC, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) issue and deliver to the address as specified in the Exercise Delivery Documents, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. Upon delivery of the Notice of Exercise and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in
Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Shares. In the case of a dispute as to the determination of the Exercise Price, the Market Price of a security or the arithmetic calculation of the number of Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price, the Market Price or arithmetic calculation of the number of Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Market Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the number of Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

          b.   Failure to Deliver Certificates. If the Company shall fail for
               -------------------------------
any reason or for no reason to issue to the holder, within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 3.18 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Share Delivery Date such exercise is not timely effected in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the holder on or prior to the Share Delivery Date and to which such holder is entitled and (II) the Closing Bid Price of the Common Stock on the Share Delivery Date.

          c.   Cashless Exercise. Notwithstanding the payment provisions set
               -----------------
forth in Section 2(a) above, if the Shares to be issued upon exercise of this Warrant are not registered and available for resale pursuant to a registration statement in accordance with the Registration Rights Agreement between the Company and the Holder, dated June 27, 2000, the Holder may elect to receive Shares equal to the value of this Warrant (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula ("Cashless Exercise"):

                                 X =    Y(A-B)
                                       --------
                                          A
          Where:

          X =  the number of Shares to be issued to the Holder;

          Y = the number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised;
          A = the Market Price of one share of the Shares (at the date of such exercise); and
          B = the Exercise Price (as adjusted to the date of such calculation).

          d.   Exercise at Option of Company. At any time from and after the
               -----------------------------
second anniversary of the Issuance Date, provided that the Conditions to Company's Exercise Option (as defined below) are satisfied as of the Company's Exercise Option Date (as defined below), the Company shall have the right to elect to have the Holder exercise all or any portion of this Warrant then unexercised (the "Company's Exercise Option"), provided that the Closing Bid Price of the Common Stock shall be at least two hundred percent (200%) of an amount equal to the product of (A) 150% and (B) the Market Price of the Common Stock on the Pricing Date for at least fifteen (15) out of any twenty (20) consecutive trading days (each rolling 20-day period referred to hereafter as a. "Company's Exercise Option Measuring Period"). The Company shall exercise the Company's Exercise Option, if at all, by providing each holder of Warrants written notice ("Company's Exercise Election Notice") by facsimile and overnight courier within two (2) trading days after the last day of any Company's Exercise Option Measuring Period. The date on which each of such holders of the Warrants actually receives the Company's Exercise Election Notice is referred to herein as the "Company's Exercise Election Notice Date." If the Company elects to require the exercise of some, but not all, of the Warrants then outstanding, the Company shall require exercise of an amount from each holder of such Warrants equal to the product of (I) the total number of Warrants which the Company has elected to exercise multiplied by (II) a fraction, the numerator of which is the number of Warrants initially purchased by such holder and the denominator of which is the total number of Warrants purchased on the Date of Issuance (such fraction with respect to each holder being referred to as its "Allocation Percentage", and such amount with respect to each holder being referred to herein as its "Pro Rata Exercise Amount"). In the event that any initial holder of the Warrants shall sell or otherwise transfer any of such holder's Warrants, the transferee shall be allocated a pro rata portion of such holder's Allocation Percentage. The Company's Exercise Election Notice shall indicate (x) the aggregate number of such Warrants the Company has selected for exercise, (y) the date selected by the Company for exercise ("Company's Election Exercise Date"), which date shall be not less than twenty (20) Business Days or more than sixty
(60) Business Days after the Company's Exercise Election Notice Date, and (z) each holder's Pro Rata Exercise Amount. Subject to the satisfaction of all the conditions of this Section 2(d) except to the extent restricted by Section 2(g), on the Company's Election Exercise Date each holder of Warrants selected for exercise will be deemed to have submitted an Exercise Notice in accordance with
Section 2(a) for a number of Warrants equal to the result of (a) such holder's Pro Rata Exercise Amount, minus (b) the number of such Warrants converted by such holder during the Company's Mandatory Exercise Period. "Company's Mandatory Exercise Period" means, with respect to any Company's Exercise Election, the period beginning on and including the Company's Exercise Election Notice Date and ending on and including the Company's Election

Exercise Date. "Conditions to Company's Exercise Option" means the following conditions: (i) during the period beginning on the Issuance Date and ending on and including the Company's Election Exercise Date, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Notes to the holders of the Notes, and all shares of Common Stock issuable upon exercise of the Warrants, on a timely basis as set forth in the Notes and in this Warrant; (ii) on each day during the period beginning on and including the date the Registration Statement is declared effective by the SEC and ending on and including the Company's Election Exercise Date, the Registration Statement shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement); (iii) on each day during the period beginning on the Issuance Date and ending on and including the Company's Election Exercise Date, the Common Stock is designated for quotation on the Nasdaq National Market or listed on The New York Stock Exchange, is not suspended from trading and neither delisting nor suspension by such exchange or market shall have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the period beginning on the Issuance Date and ending on and including the Company's Election Exercise Date, there shall not have occurred a Triggering Event (as defined in the Notes) or an event that with the passage of time and without being cured would constitute a Triggering Event; (v) during the period beginning on the Issuance Date and ending on and including the Company's Exercise Option Date, there shall not have occurred the consummation of a Change of Control (as defined in the Notes) or the public announcement of a pending, proposed or intended Change of Control which has not been terminated; (vi) on the earlier to occur of (A) the Shareholder Meeting Deadline (as defined in the Securities Purchase Agreement) and (B) the date on which the Company holds its first meeting of shareholders after the Issuance Date, the Company shall have received the Shareholder Approval (as defined in the Securities Purchase Agreement); (vii) on each trading day during the Company's Mandatory Exercise Period, the Closing Bid Price of the Common Stock shall be at least two hundred percent (200%) of an amount equal to the product of (A) 150% and (B) the Market Price of the Common Stock on the Pricing Date; and (viii) the Company otherwise has satisfied its obligations in all material respects and is not in default in any material respect under this Warrant, the Securities Purchase Agreement, the Notes and the Registration Rights Agreement.

          d.   Stock Certificates. This Warrant shall be deemed to have been
               ------------------
exercised immediately prior to the close of business on the date of its tender for exercise as provided above, or in the case of the Company's exercise of the Company's Exercise Option, on the day prior to the Company's receipt of the payment specified in the Company's Exercise Notice, and the persons entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten
(10) days thereafter, the Company, at its expense, shall deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company shall, at its expense, execute and deliver a new Warrant with the same terms and conditions for the number of Shares that remain subject to this Warrant.

          e.   Taxes. The issuance of the Shares upon the exercise of this
               -----
Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     3.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     4.   No Rights As Shareholders. This Warrant does not entitle the Holder to
          -------------------------
any voting right or other rights as a shareholder of the Company prior to the exercise of the Holder's rights to purchase the Shares as provided for herein.

     5.   Transfer of Warrants.
          --------------------

          a.   Warrant Register. The Company shall maintain a register (the
               ----------------
"Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          b.   Transferability and Non-negotiability of Warrant. This Warrant
               ------------------------------------------------
may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company); provided, however, that this Warrant may be assigned by the Holder to any person or entity affiliated with or established by the Holder. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Securities Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the assignment form (the "Assignment Form") attached hereto as Exhibit B) and delivery in the same manner
                                      ---------
as a negotiable instrument transferable by endorsement and delivery.

          c.   Exchange of Warrant Upon a Transfer. On surrender of this Warrant
               -----------------------------------
for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this Section 5, the Company, at its expense, shall issue to or on the order of the Holder a new warrant or warrants with the same terms and conditions, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

          d.   Compliance with Securities Laws.
               -------------------------------

               (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, whether by the Holder or by the Company, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale; provided, however, that the Holder shall be able to transfer such Warrant or Shares (x) as provided in subparagraph (b) above and
(y) in such other transactions as may be effected without registration pursuant to the Securities Act or qualification pursuant to any relevant state securities laws and shall confirm such other matters related thereto as may be reasonably requested by the Company.

               (ii) This Warrant and all Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form:

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED

     INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     6.   Representations and Warranties by the Holder. The Holder represents
          --------------------------------------------
and warrants to the Company as follows:

          a.   Investment Intent. Such Holder is acquiring this Warrant, and
               -----------------
upon exercise of this Warrant, will acquire the Shares, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations contained in this Section 6(a), such Holder does not agree to hold this Warrant or any of the Shares for any minimum or other specific term and reserves the right to dispose of this Warrant or the Shares at any time in accordance with or to the extent allowed by this Warrant, the Registration Rights Agreement, and the Securities Act.

          b.   Accredited Status. As of the date hereof and as of the date of
               -----------------
any exercise of this Warrant, such Holder is and will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          c.   Financial Risk. The Holder has such knowledge and experience in
               --------------
financial and business matters as to be capable of evaluating the merits and risks of the Holder's investment and has the ability to bear the economic risks of the Holder's investment.

          d.   Risk of No Registration. The Holder understands that if the
               -----------------------
Company's Common Stock ceases to be registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or if the Company ceases to file the reports required under the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when the Holder desires to resell (i) this Warrant or (ii) the Shares issuable upon exercise of this Warrant, the Holder may be required to hold such securities for an indefinite period. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act.

          e.   Transfer or Resale. Such Holder understands that except as
               ------------------
provided in the Registration Rights Agreement: (i) this Warrant and the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered under the Securities Act and applicable state securities laws, (B) such Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Holder provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144") or (D) transferred in accordance with Rule 144A under the Securities Act (or any successor rule thereto) ("Rule 144A") to a qualified institutional buyer (as such term is defined in Rule 144A); (ii) any sale of this Warrant or the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, this Warrant and the Shares may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

     7.   Reservation of Stock. The Company covenants that during the term this
          --------------------
Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation (the "Articles") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority of its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

     8.   Adjustment Rights.   The Exercise Price and the number of shares
          -----------------
purchasable hereunder are subject to adjustment from time to time, as follows:

          a.   Adjustment of Exercise Price upon Issuance of Common Stock. If
               ----------------------------------------------------------
and whenever on or after the date of issuance of this Warrant, the Company issues or sells, or in accordance with this Section 8(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding but excluding (A) shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (B) shares of Common Stock issued upon conversion of the Notes or exercise of the Warrants, (C) shares of Common Stock issued upon the conversion or exercise of any options or warrants issued other than under an Approved Stock Plan outstanding as of the date hereof provided the terms of such securities are not amended after the date hereof, or (D) up to 1,250,000 shares of Common Stock issued at a purchase price of not less than $4.00 per share in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital) with any entity whose primary business is not investing or advising other entities) for a consideration per share less than a price (the "Applicable Price") equal to the Exercise Price in effect immediately prior to such time, then immediately after such issue or sale, the Exercise Price then in effect shall be reduced to an amount equal to the consideration, if any, received by the Company upon such issue or sale. "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company. For purposes of determining the adjusted Exercise Price under this Section 8(a), the following shall be applicable:

               (i)  Issuance of Options. If the Company in any manner grants or
                    -------------------
sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

               (ii) Issuance of Convertible Securities. If the Company in any
                    ----------------------------------
manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 8(a)(ii), the "1owest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such

Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this
Section 8(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Rate of Conversion. If the purchase or
                --------------------------------------------
exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Notes are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

          (iv)  Calculation of Consideration Received. In case any Option is
                -------------------------------------
issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor, less expenses in excess of five percent (5%) of the gross amount received. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the closing bid prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the Warrants. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser agreed to by the Company and the holders of a majority of the principal amount of the Notes on or prior to the Issuance Date. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

          (v)   Record Date. If the Company takes a record of the holders of
                -----------
Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     b.   Adjustment of Exercise Price Upon Subdivision or Combination of
          ---------------------------------------------------------------
Common Stock.  If the Company at any time subdivides (by any stock split, stock
------------
dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

     c.   Distribution of Assets.  If the Company shall declare or make any
          ----------------------
dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

          (i) the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

          (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

          d.   Other Events. If any event occurs of the type contemplated by the
               ------------
provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the holders of the Warrants; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 8.

          e.   Notices.
               -------

               (i) Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the holder of this Warrant setting forth in reasonable detail, and certifying, the calculation of such adjustment.

               (ii) The Company will give written notice to each holder of the Warrants at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 9(b)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

               (iii) The Company will also give written notice to each holder of this Warrant at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

     9.   Purchase Rights; Reorganization, Reclassification, Consolidation,
          -----------------------------------------------------------------
Merger or Sale.
--------------

          a. In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          b. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to any individual, limited liability company, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") written acknowledgment (in form and substance satisfactory to the holders of Warrants representing two thirds (2/3) of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants (without regard to any limitations on exercises), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of the Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exerciseability of this Warrant).

     10.  Limitation on Number of Shares.  The Company shall not be obligated to
          ------------------------------
issue any Shares upon exercise of this Warrant if the issuance of such shares of Common Stock would cause the Company to exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of Warrants representing at least two-thirds (2/3) of the Shares then issuable upon exercise of outstanding Warrants. Until such approval or written opinion is obtained, the holder of this Warrant shall not be issued, upon exercise of this Warrant, Shares in an amount greater than such holder's Cap Allocation Amount (as defined in the Notes). In the event the Company is prohibited from issuing Warrant Shares as a result of the operation of this Section 10, the Company shall redeem for cash those Shares which can not be issued, at a price equal to the difference between the Closing Bid Price of the Common Stock and the Exercise Price of such Shares as of the date of the attempted exercise.

     11.  Miscellaneous.
          -------------

          a.   Effective Date. The provisions of this Warrant shall be construed
               --------------
and shall be given effect in all respects as if it had been executed and delivered by the Company on the Issuance Date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

          b.   Attorneys' Fees.  In any litigation, arbitration or court
               ---------------
proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

          c.   Governing Law. This Warrant shall be governed by and construed
               -------------
for all purposes under and in accordance with the laws of the State of New York, without regard to conflicts of law principles.

          d.   Titles and Subtitles. The titles of the paragraphs and
               --------------------
subparagraphs of this Warrant are for convenience and are not to be considered in construing this Agreement.

          e.   Notices. Any notice required or permitted hereunder shall be
               -------
given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (i) to the Holder at the address set forth on the signature page hereof, and (ii) to the Company at 490 North Wiget Lane, Walnut Creek, California 94598, Attn: Paul A. Boyer, Chief Financial

Officer, or at such other address as any such party may subsequently designate by written notice to the other party.

          f.   Survival. The representations, warranties, covenants and
               --------
conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

          g.   Amendments. Any provision of this Warrant may be amended by a
               ----------
written instrument signed by the Company and by the Holder.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.


BRITESMILE, INC.



By:_____________________________________
     Its:_______________________________

                                                                       EXHIBIT A

                              NOTICE OF EXERCISE

     (1)  The undersigned Holder hereby [check one]:

          elects to purchase ________ shares of the Common Stock of BriteSmile, Inc., pursuant to Section 2(a) of the Warrant dated the ___ day of June, 2000 (the "Warrant") between BriteSmile, Inc., and the Holder, and tenders herewith payment of the Exercise Price (as defined in the Warrant) for such shares in full, together with all applicable transfer taxes, if any; or

          elects to purchase ________ shares of the Common Stock of BriteSmile, Inc., pursuant to the terms of Section 2(c) of the Warrant dated the ___ day of June, 2000 (the "Warrant") between BriteSmile, Inc., and the Holder, upon which election, the Holder shall receive a total of _________ shares of Common Stock and tenders herewith payment of all applicable transfer taxes, if any.

     (2) In exercising its rights to purchase the Common Stock of BriteSmile, Inc., the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant, and agrees that such representations and warranties are true and correct as of the date hereof.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                   Name:_______________________________________

                                   Signature:__________________________________

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


Name:____________________________     Date:______________________________

Signature:_______________________

                                                                       EXHIBIT B

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee               Address                   No. of Shares

________________________       _____________________     _____________

                               _____________________

                               _____________________


and does irrevocably constitute and appoint Paul A. Boyer to make such transfer on the books of BriteSmile, Inc., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act of 1933, as amended, or any applicable state securities law.


Dated: ______________________


Signature of Holder:

___________________________________